UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of report (Date of earliest event reported)              June 28, 2002.



                         FLUSHING FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-24272
                            (Commission File Number)

               DELAWARE                                  11-3209278
    (State or other jurisdiction of             (I.R.S. Employer Identification
            incorporation)                                 Number)


       144-51 NORTHERN BOULEVARD
           FLUSHING, NEW YORK                                 11354
 (Address of principal executive offices)                  (Zip code)

                                 (718) 961-5400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name of former address, if changed since last report)

Item 5.    OTHER EVENTS

     Attached as Exhibit 99.1 is the Company's press release regarding exposure to WorldCom, Inc. The Company today announced that the Bank has a $5.1 million investment in a senior note issued by WorldCom. The Company anticipates the change in market value of the WorldCom senior note will result in the Company recording an impairment charge of approximately $4.4 million. On an after-tax basis, this impairment charge would be approximately $2.6 million, or $0.21 per diluted share, for the quarter ending June 30, 2002.

Item 7(c).     EXHIBITS

99.1. Press release of Flushing Financial Corporation, dated June 28, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 28, 2002
          ---------------

                                 FLUSHING FINANCIAL CORPORATION

                                 By:
                                          -------------------------------------
                                 Name:    Michael J. Hegarty
                                 Title:   President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit                                                              Page

99.1.    Press release of Flushing Financial Corporation,
         dated June 28, 2002                                            5

EXHIBIT 99.1.

CONTACT:

Monica Passick                          Van Negris / Philip J. Denning
Senior Vice President                   Kehoe, White, Van Negris & Company, Inc.
Flushing Financial Corporation          (212) 396-0606
(718) 961-5400

FOR IMMEDIATE RELEASE

          Flushing Financial Corporation Comments On WorldCom Exposure

FLUSHING, NY - JUNE 28, 2002 - Flushing Financial Corporation (the "Company") (Nasdaq: FFIC), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), today announced that the Bank has a $5.1 million investment in a senior note issued by WorldCom, Inc. due in May 2004. The Company anticipates the change in the market value of the Bank's investment in the WorldCom, Inc. senior note will result in the Company recording an impairment charge for the quarter ending June 30, 2002. Based on the current market value of the senior note, this impairment charge would be approximately $4.4 million. On an after-tax basis, this impairment charge would be approximately $2.6 million, or $0.21 per diluted share. The Company does not anticipate a significant adverse effect from this charge to future operational profitability.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates",
"predicts", "forecasts", "potential" or "continue" or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Flushing Financial Corporation is the holding company for Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the Federal Deposit Insurance Corporation ("FDIC"). The Bank conducts its business through ten banking offices located in Queens, Brooklyn, Manhattan, Bronx, and Nassau County.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company's web site at http://www.flushingsavings.com.

                                      # # #